Exhibit 21.1 Pacific Oak Strategic Opportunity REIT, Inc. List of Subsidiaries as of March 28, 2025 110 William Junior Mezz III, LLC Pacific Oak SOR Acquisition XXV, LLC 110 William Mezz III, LLC Pacific Oak SOR Acquisition XXVII, LLC 110 William Property Investors III, LLC Pacific Oak SOR Acquisition XXIX, LLC 1180 Raymond Urban Renewal, LLC Pacific Oak SOR Acquisition XXX, LLC CA Capital Management Services III, LLC Pacific Oak SOR Acquisition XXXII, LLC Pacific Oak SOR II Finance LLC Pacific Oak SOR Acquisition XXXIII, LLC Pacific Oak SOR Greenway I, LLC Pacific Oak SOR Acquisition XXXIV, LLC Pacific Oak SOR Greenway III, LLC Pacific Oak SOR Acquisition XXXV, LLC Pacific Oak SOR Richardson Acquisition I, LLC Pacific Oak SOR Acquisition XXXVI, LLC Pacific Oak SOR Richardson Holdings II, LLC Pacific Oak SOR Acquisition XXXVII, LLC Pacific Oak SOR Richardson Holdings, LLC Pacific Oak SOR Austin Suburban Portfolio, LLC Pacific Oak SOR Palisades I, LLC Pacific Oak SOR Battery Point, LLC Pacific Oak SOR Palisades II, LLC Pacific Oak SOR CMBS Owner, LLC Pacific Oak SOR Palisades III, LLC Pacific Oak SOR City Tower, LLC Pacific Oak SOR Palisades IV, LLC Pacific Oak SOR Crown Pointe, LLC Pacific Oak SOR Georgia 400 Center, LLC Pacific Oak SOR Debt Holdings II LLC Pacific Oak Finance LLC Pacific Oak SOR Equity Holdings X LLC Pacific Oak Strategic Opportunity Holdings LLC Pacific Oak SOR Marquette Plaza, LLC Pacific Oak Strategic Opportunity Limited Partnership Pacific Oak SOR Park Highlands, LLC Pacific Oak SOR 110 William JV, LLC Pacific Oak SOR Park Highlands JV, LLC Pacific Oak SOR 353 Sacramento Street, LLC Pacific Oak SOR Park Highlands II, LLC Pacific Oak SOR 8 and 9 Corporate Centre, Inc. Pacific Oak SOR Park Highlands II JV, LLC Pacific Oak SOR Acquisition VII, LLC Pacific Oak SOR Park Highlands TRS, LLC Pacific Oak SOR Acquisition VIII, LLC Pacific Oak SOR Properties, LLC Pacific Oak SOR Acquisition X, LLC Pacific Oak SOR Richardson Land JV, LLC Pacific Oak SOR Acquisition XI, LLC Pacific Oak SOR Richardson Portfolio JV, LLC Pacific Oak SOR Acquisition XVIII, LLC Pacific Oak SOR SREF III 110 William, LLC Pacific Oak SOR Acquisition XXII, LLC Pacific Oak SOR TRS Services, LLC Pacific Oak SOR X Acquisition II, LLC Pacific Oak SOR X Acquisition I, LLC Pacific Oak SOR Pac Oak Opp Zone Fund I, LLC Pacific Oak SOR (BVI) Holdings, Ltd. PORT OP GP LLC SOR X Acquisition III, LLC PORT OP LP Pacific Oak Residential Trust, Inc. Reven Housing Funding Manager 2, LLC SOR Port Holdings, LLC Reven Housing Funding 2, LLC Pacific Oak SOR II Holdings, LLC Reven Housing Funding Manager, LLC Pacific Oak SOR II, LLC Reven Housing Funding 1, LLC BPDM Owner 2018-1 LLC BPPO Owner 2020-1 LLC BPDM Owner 2018-2 LLC BPPO Properties 2020-1 LLC BPDM Properties 2018-1 LLC 210 West 31st Street Owner, LLC BPDM Properties 2018-2 LLC IC Myrtle Beach LLC Pacific Oak Residential Trust II, Inc. IC Myrtle Beach Mezz, LLC PORT II OP LP IC Myrtle Beach Operations LLC PORT II Owner 2020-1 LLC IC Myrtle Beach Operations Mezz, LLC PORT II Properties 2020-1 LLC Pacific Oak SOR II 210 West 31st Street, LLC BPDM Owner 2020-1 LLC Pacific Oak SOR II 210 West 31st Street JV, LLC POTN Owner 2020-1 LLC Pacific Oak SOR II Acquisition I, LLC BPDM Properties 2020-1 LLC Pacific Oak SOR II Acquisition II, LLC POTN Properties 2020-1 LLC Pacific Oak SOR II Acquisition IV, LLC Pacific Oak SOR Tule Springs Owner TRS, LLC Pacific Oak SOR II Acquisition V, LLC Pacific Oak SOR Tule Springs Village 1 Phase 4 Remainder Parcels Owner, LLC Pacific Oak SOR II Acquisition VI, LLC Pacific Oak SOR Tule Springs Village 2 Parcels Owner, LLC Pacific Oak SOR II Acquisition VII, LLC Pacific Oak SOR II Investam LLC Pacific Oak SOR II Acquisition VIII, LLC Pacific Oak SOR II Investam II LLC Pacific Oak SOR II Debt Holdings II, LLC Pacific Oak SOR II Lincoln Court, LLC Pacific Oak SOR II Debt Holdings II X, LLC Pacific Oak SOR II Lofts at NoHo Commons, LLC Pacific Oak SOR II Grace Court JV, LLC Pacific Oak SOR II Lofts at NoHo Commons JV, LLC Pacific Oak SOR/VERUS 800 Adams, LLC Pacific Oak SOR II Myrtle Beach JV, LLC Pacific Oak SOR II IC Myrtle Beach Operations LLC Pacific Oak SOR II Myrtle Beach TRS JV, LLC Pacific Oak SOR II IC Myrtle Beach Property LLC Pacific Oak SOR II Non-US Debt X LLC Pacific Oak Opportunity Zone Fund I, LLC Pacific Oak SOR II Oakland City Center, LLC Pacific Oak SOR II Q&C JV, LLC Pacific Oak SOR II Q&C Operations, LLC Pacific Oak SOR II Q&C Operations JV, LLC Pacific Oak SOR II Q&C Property, LLC Pacific Oak SOR II Q&C Property JV, LLC Pacific Oak SOR II Q&C TRS JV, LLC Pacific Oak SOR II TRS Holdings, LLC Pacific Oak SOR II/Verus Grace Court, LLC Pacific Oak SOR Non-US Properties II LLC Pacific Oak SOR US Properties II LLC Pacific Oak Strategic Opportunity Limited Partnership II Pacific Oak Strategic Opportunity Holdings II LLC Pacific Oak/VERUS Armory and Land, LLC Pacific Oak/VERUS GC Phoenix, LLC NoHo Commons Pacific Owner LLC